UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2025

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iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware

(State or Other Jurisdiction of Incorporation

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

2 Townsend West, Suite 6, Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed, on April 15, 2025, iCAD, Inc., a Delaware corporation (“iCAD” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with RadNet, Inc., a Delaware corporation (“RadNet”), and Trio Merger Sub, Inc., a wholly owned subsidiary of RadNet (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of RadNet (the “Merger”). Capitalized terms not otherwise defined herein have the meanings set forth in the Merger Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. On July 17, 2025, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, the Merger was completed. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and the Company survived the Merger as a wholly owned subsidiary of RadNet.

Pursuant to the Merger Agreement, at the Effective Time:

•	each issued and outstanding share of common stock of iCAD, par value $0.01 per share (“iCAD Common Stock”) (excluding shares held by iCAD as treasury stock or owned by RadNet or Merger Sub or any of their respective subsidiaries, in each case, immediately prior to the Effective Time), was converted into the right to receive 0.0677 shares (the “Exchange Ratio”) of common stock of RadNet, par value $0.0001 per share (the “RadNet Common Stock”), and, if applicable, cash in lieu of fractional shares (the “Merger Consideration”), without interest;

•	each outstanding iCAD option to purchase shares of iCAD Common Stock (whether or not vested or exercisable) that (i) has been validly granted under any Company Stock Incentive Plan (as defined in the Merger Agreement) with an exercise price per share of iCAD Common Stock that is less than $7.20, and (ii) outstanding and unexercised as of immediately prior to the Effective Time (each an “Eligible iCAD Option”) was, automatically and without any action on the part of the holder thereof, assumed by RadNet and converted into an option (i) to purchase that number of shares of RadNet Common Stock equal to the product of (1) the number of shares of iCAD Common Stock subject to such Eligible iCAD Option immediately prior to the Effective Time and (2) the Exchange Ratio, rounded down to the nearest whole number of shares, and (ii) with an exercise price per share equal to (1) the exercise price per share of iCAD Common Stock of such Eligible iCAD Option immediately prior to the Effective Time, divided by (2) the Exchange Ratio, rounded up to the nearest whole cent; and

•	each outstanding and unexercised option to purchase shares of iCAD Common Stock that was not an Eligible iCAD Option (each a “Terminating Company Option”) terminated and ceased to be outstanding as of the Effective Time without any consideration payable for such Terminating Company Option.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was included as Exhibit 2.1 to iCAD’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2025, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to the consummation of the Merger, shares of iCAD Common Stock were listed and traded on the Nasdaq Capital Market (“Nasdaq”) under the trading symbol “ICAD.” In connection with the consummation of the Merger, iCAD notified Nasdaq that the Merger had been completed and requested that (i) Nasdaq delist the shares of iCAD Common Stock prior to the opening of the market on July 18, 2025 and (ii) Nasdaq file a notification of removal from listing on Form 25 with the SEC with respect to the delisting and the deregistration of shares of iCAD Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, iCAD intends to file with the SEC a Form 15 requesting that the reporting obligations of iCAD under Sections 13 and 15(d) of the Exchange Act with respect to the iCAD Common Stock be suspended and that the registration of shares of iCAD Common Stock under Section 12(g) of the Exchange Act be terminated.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introduction of this Current Report on Form 8-K, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introduction of this Current Report on Form 8-K, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, iCAD became a wholly owned subsidiary of RadNet.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2025, the iCAD board of directors (the “iCAD Board”) approved, upon recommendation of the Compensation Committee, retention bonuses to certain employees, including certain named executive officers of iCAD, payable upon the closing of the Merger, provided such employees remain employed by the Company or an affiliate through the closing of the Merger (the “Retention Bonuses”). Upon the closing of the Merger, Dana Brown, iCAD’s Chief Executive Officer, and Eric Lonnqvist, iCAD’s Chief Financial Officer, received Retention Bonuses in the amounts of $200,000 and $62,500, respectively.

In addition, pursuant to the Merger Agreement, at the Effective Time, each of the members of the iCAD Board as of immediately prior to the Effective Time ceased his or her respective service as a director of iCAD and all of the officers of iCAD as of immediately prior to the Effective Time ceased to serve in their capacities as officers of iCAD. Such departures were not related to any disagreement with iCAD on any matter related to iCAD’s operations, policies or practices.

Pursuant to the Merger Agreement, at the Effective Time, the directors and officers of Merger Sub became the directors and officers of iCAD. Dr. Howard Berger was appointed as the sole director and Chief Executive Officer, Kees Wesdorp was appointed the President, Mark Stolper was appointed as CFO, and Dave Katz was appointed as Secretary.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the certificate of incorporation of iCAD was amended and restated as set forth in Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference. Additionally, the amended and restated by-laws of iCAD were amended and restated as set forth in Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 17, 2025, RadNet and iCAD issued a joint press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1†

Agreement and Plan of Merger, dated as of April 15, 2025, by and among RadNet, Inc., iCAD, Inc., and Trio Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of iCAD, Inc.’s Current Report on Form 8-K, filed with the SEC on April 15, 2025).

3.1	Amended and Restated Certificate of Incorporation of iCAD, Inc., dated July 17, 2025.

3.2	Amended and Restated Bylaws of iCAD, Inc., dated July 17, 2025.

99.1	Joint Press Release of RadNet, Inc. and iCAD, Inc., dated July 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Mark Stolper
Mark Stolper Chief Financial Officer

Date: July 17, 2025